Exhibit 99.1

CytoSorbents Corporation Nasdaq: CTSO Q2 2026 Earnings Conference Call August 6, 2026

Statements in this presentation include forward - looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 . These forward - looking statements include, but are not limited to, statements about our plans, objectives, future targets and outlooks for our business, representations and contentions, and the outcome of our regulatory submissions, and are not historical facts and typically are identified by use of terms such as “may,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” and similar words, although some forward - looking statements are expressed differently . You should be aware that the forward - looking statements in this presentation represent management’s current judgment and expectations, but our actual results, events and performance could differ materially from those in the forward - looking statements . Factors which could cause or contribute to such differences include, but are not limited to, our restructuring of our direct sales team and strategy in Germany, the impact of geopolitical events including the recent war in Iran, our ability to successfully obtain U . S . FDA and Health Canada regulatory approval and marketing authorization, our ability to complete our strategic workforce and cost reduction plan to reduce costs, optimize operations, and achieve operating cash - flow break - even in the second half of 2026 , our ability to appropriately finance the Company, including our ability to meet our financial obligations and comply with the covenants under our existing debt agreement, our ability to fund and develop new and existing research and development programs, and the risks discussed in our Annual Report on Form 10 - K, filed with the SEC on March 30 , 2026 , as updated by the risks reported in our Quarterly Reports on Form 10 - Q, and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business . We caution you not to place undue reliance upon any such forward - looking statements . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise, other than as required under the Federal securities laws . Safe Harbor Statement 2 About Non - GAAP Financial Measures To supplement our condensed consolidated financial statements, we use the non - GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, and Adjusted EBITDA which further excludes non - cash stock compensation expense, the gain or loss of foreign exchange translation, and restructuring charges . We also use the non - GAAP financial measures of Adjusted Net Income or Loss and Adjusted Net Income or Loss Per Share which excludes non - cash stock compensation expense, the gain or loss of foreign exchange translation, and restructuring charges from Net Loss and Net Loss Per Share, respectively . Additionally, we use the non - GAAP financial measure of Negative Free Cash Flow which consists of net cash used in operating activities plus net cash used in investing activities . These non - GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non - GAAP measures used by other companies . In addition, these non - GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP . The reconciliations of the non - GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated . We use these non - GAAP financial measures for financial and operational decision - making and as a means to evaluate period - to - period comparisons . We believe that these non - GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non - GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods . We believe these non - GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision - making and (2) they are used by investors and the analyst community to help them analyze the performance of our business, the Company’s cash available for operations, and the Company’s ability to meet future capital expenditure and working capital requirements . For a reconciliation of non - GAAP financial measures to the most comparable GAAP measure, see the reconciliation included in the financial tables . All non - GAAP adjustments are presented pre - tax .

Conference Call Participants Phillip Chan, MD, PhD Chief Executive Officer Peter J. Mariani, CPA Chief Financial Officer 3 Efthymios Deliargyris, MD Chief Medical Officer

Regulatory Disclaimer Cyto Sorb • CE Marked in Europe for the following APPROVED Indications for Use: • Cytokine Removal • Bilirubin and Myoglobin Removal • Ticagrelor and Rivaroxaban removal during cardiothoracic surgery • CytoSorb is NOT yet cleared/approved by the FDA or Health Canada DrugSorb - ATR • INVESTIGATIONAL DEVICE: Limited by U.S. Federal Law to Investigational Use Only • This Investigational Device is NOT yet cleared/approved by FDA, Health Canada, or by any other Global Regulatory Agency, and it is NOT commercially available for sale • Proposed Indication for Use: To reduce the severity of perioperative bleeding in patients undergoing coronary artery bypass rafting (CABG) within 2 days of ticagrelor discontinuation 4

Operational Update Dr. Phillip Chan, MD, PhD Chief Executive Officer 5

CytoSorbents at a Glance


Blood from Patient
Toxins Adsorbed
Resulting in normal or more physiologic levels

- **Platform** blood purification technology for removing toxins and harmful substances from the blood
- **High margin** “razorblade” that is “plug and play” into existing hospital blood pumps
- **Two main products** leveraging the underlying polymer technology

CytoSorb


CytoSorb
REGAIN CONTROL

Treatment of life-threatening conditions in the ICU and cardiac surgery

Record core product sales of **$37.3 million** (TTM 6/30/26)

E.U. Approved with **more than 300,000** CytoSorb devices utilized cumulatively to date in 70+ countries

DrugSorb ATR


DrugSorb

Investigational device to reduce the severity of perioperative bleeding during CABG surgery due to blood thinners

Two FDA Breakthrough Device Designations

Actively pursuing **regulatory approval in the US** with new De Novo submission planned

CytoSorbents™

* CytoSorb and DrugSorb-ATR are not yet cleared or approved in the U.S. or Canada

6

A Quarter of Meaningful Progress

$9.6M
Q2 2026 Revenue

↑73%
Gross Margins

~$200K
Operating Cash Burn*

We believe CytoSorbents today is better positioned for success than a year ago

- Strengthened financial metrics nearing operating cash flow breakeven
- Continued manufacturing excellence with improving gross margins
- Stronger commercial execution
- Advancing regulatory programs
- Well-positioned for long-term value creation around four independent value drivers

CytoSorbents™

7

* Excluding restructuring costs of ~$200K

Four Independent Key Drivers of Value Creation 8 Operating Cash Flow Breakeven Return to Core CytoSorb Sales Growth Opening U.S. Market with DrugSorb - ATR Unlocking Value of HemoDefend BGA

Peter J. Mariani, CPA Chief Financial Officer 9 Value Driver #1: Achieving Operating Cash Flow Breakeven

↑ 73% Gross Margin s $9.6M Q2 2026 Revenue ~$ 200K Operating Cash Burn* * Excluding restructuring costs of ~$200K Progress Towards Operating Cash Flow Breakeven 27% Operating Loss Improvement 38% Adjusted EBITDA Improvement 10

Driving to Operating Cash Flow Breakeven in 2H 2026 * Negative Free Cash Flow = Net cash used in operating activities plus net cash used in investing activities ($7,000) ($6,000) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Amount ($ thousands) Negative Free Cash Flow by Quarter (Q2 2023 - Q2 2026) 11

Value Driver #2: Returning the CytoSorb Business Back to Growth Dr. Phillip Chan, MD, PhD Chief Executive Officer 12

CytoSorb Commercialization Focus

- We sell CytoSorb in more than 70 countries worldwide with more than 300,000 treatments to date
- Sell Direct in Germany and 9 other countries & through Distributors and Partners in the remainder
- Business: 65% critical care and 35% cardiac surgery

Opened Dubai UAE subsidiary in 2025 due to potential in region but U.S. Iran war has disrupted sales. But physicians are excited about CytoSorb, representing strong future upside

Key Opportunities for Growth



Revenue By Geography
Q2 2026 Sales Performance
Distributors/ Partners
+16% growth
$4.6M
48% of sales
Germany
-24%
$2.5M
26% of sales
+9%
$2.5M
26% of sales
Direct Non-Germany*

* Austria, Switzerland, Poland, Netherlands, England, Wales, North Ireland, Scotland, Ireland, U.S.

Germany restructuring resulted in a significantly smaller sales force but with improved productivity and sales execution. Filling big gaps in country coverage with 3-5 new sales rep hires now into early 2027. Fix Germany, fix sales.

CytoSorbents™

13

Continue to Teach Core Messaging 14 Highest Chance for Good Cinical Outcome Right Patient Right Dose Right Timing Sepsis, Septic Shock, Other Shock Infectious diseases (flu, COVID - 19, other) Burn Injury Trauma, Rhabdomyolysis Liver failure Acute Respiratory Distress Syndrome (ARDS) Drug overdose Blood thinner toxicity Cytokine storm/ Cytokine release syndrome High risk surgical procedures, aortic surgery, Infective endocarditis Post - surgical complications Organ transplant Pancreatitis Neuroinflammation

Value Driver #3: Opening the U.S. Market Through DrugSorb - ATR Dr. Efthymios “Makis” Deliargyris, MD, FACC, FESC, FSCAI Chief Medical Officer 15 DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

Blood Thinners and Cardiac Surgery


Eliquis
apixaban
d'apixaban
2.5 mg
Xarelto
(rivaroxaban)
Tablets 20 mg
BRILINTA
90 mg

- Tens of millions of patients globally take Direct Oral Anticoagulants (e.g. DOACs like Eliquis® and Xarelto®) and antiplatelet agents (e.g. Brilinta®) either chronically or acutely to reduce risk of heart attack, stroke, and other serious thrombotic complications
- Each year, an estimated 10% will require emergent or urgent surgery, including cardiac surgery
  - ~5-10% of emergency cardiac surgeries involve patients on chronic DOAC therapy
  - ~5-10% of heart attack patients on antiplatelet agents are not eligible for a stent and require CABG surgery


DrugSorb
ATR

- Blood thinners significantly increase the risk of perioperative bleeding in cardiac surgery. Delay of surgery for multiple days for drug clearance is typically recommended to reduce this risk
- There is a major unmet need in patients awaiting urgent cardiothoracic surgery
  - Many patients cannot wait due to the need for emergency surgery
  - Waiting for drug washout may increase the risk of poor patient outcomes (e.g. thrombotic events, clinical instability, and sudden death) and wastes valuable hospital resources
- DrugSorb-ATR has received two FDA Breakthrough Designations, highlighting the lack of available effective therapies for this problem. We believe DrugSorb-ATR has the potential to address this pervasive and serious unmet medical need

CytoSorbents™

16 |

DrugSorb-ATR is an investigational medical device in the U.S. and Canada and is not yet cleared or approved.
Brilinta®, Eliquis®, and Xarelto® are trademarks of AstraZeneca, Bristol-Myers Squibb, and Bayer, respectively

| 17 The picture can't be displayed. The Pivotal STAR - T RCT Paper Is Now Published DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved Mack, M, et al. J Thorac Cardiovasc Surg. 2026. Online ahead of print

STAR-T: Study Design


Intraoperative period
Postoperative period
STAR-T (n=140)
Surgery within 2 days of ticagrelor discontinuation (last treatment day = day 0)
1:1
DOUBLE BLIND
DrugSorb™ -ATR
SOC
CPB Duration
Follow-up is through 30 days post-index operation
Sham
SOC


Reservoir
Blood pump
DrugSorb
Oxygenator

FIGURE 1. Device integration in the cardiopulmonary bypass circuit.

Prespecified Study Endpoints

Safety:
GCP level adverse event rates assessed by independent DSMB

Efficacy:
Composite of fatal bleeding, clinical bleeding by UDPB and 24-hr CTD

- Primary composite: fatal, moderate/severe (UDPB ≥ 2) bleeding and 24-hr CTD
- Supplementary composite: fatal, severe (UDPB ≥ 3) bleeding and 24-hr CTD

29 Investigative Sites


= 22
= 7

Co-Principal Investigators:

- Michael J. Mack, MD; Baylor Scott & White
- C. Michael Gibson, MD; Harvard University
- Richard Whitlock, MD; McMaster University

Definitions: UDPB: Universal Definition of Perioperative Bleeding; CTD: Chest Tube Drainage

CytoSorbents™

18

DrugSorb-ATR is an investigational device in the U.S. and Canada and not yet cleared/approved

51 60 7 3 8 3 4 4 0 10 20 30 40 50 60 70 80 DrugSorb-ATR Sham Imbalances within the mITT Population Isolated CABG "Other" Surgeries ANH/Major Deviations No study device 70 70 STAR - T: Prespecified S tudy Populations Major PD (2 ANH) “Other” surgeries - 1 Aortic surgery - 1 CABG + valve - 1 Isolated valve Major PD (6 ANH) “Other” surgeries - 2 Aortic surgery - 3 CABG + valve - 1 Isolated valve - 1 VSD • 8/140 patients did not receive study device; Primary analysis population ( mITT = 132) • mITT imbalanced in: a) type of surgery, and b) major protocol deviations (total 15 vs. 6) • Imbalances accounted for in the CABG per protocol population (CABG PP = 111) Definitions: mITT : Modified Intent to Treat; PP: Per Protocol Surgeries included: CABG 92% Other 8% 19 DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

STAR - T: Study Meets Primary Safety Endpoint • Independent DSMB: No safety concerns 20 DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

Efficacy assessed with the hierarchical WIN Ratio on 2 composite endpoints of: A) Fatal Bleeding, B) UDPB Bleeding, and C) 24 - hour chest tube drainage (CTD ) STAR - T: Efficacy Analyses UDPB = Universal Definition of Perioperative Bleeding; CTD = Chest Tube Drainage Prespecified analysis after accounting for imbalances (type of surgery & ANH) 21 DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

24 - hr Chest Tube Drainage after CABG: Cumulative & Quartile Analysis CTD = Chest Tube Drainage For context, the average total blood volume of a 165 pound person is approximately 4,000 - 5,000 mL of blood. So, >945 mL is equivalent to approximately 20 - 25% of a patient’s total blood volume 22 DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

• 58% risk reduction for major bleeding • 16.3% absolute reduction (13.7% treatment vs 30.0% control, p= 0.041) translates to NNT of 6 • Means that 1 major bleed is prevented for every 6 patients treated Significant Reduction in Major Bleeding Equates to NNT = 6 UDPB = Universal Definition of Perioperative Bleeding; CTD = Chest Tube Drainage; NNT = Number Needed to Treat 23 DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

24 Even Transfusion in Moderate Bleeding Is Different pRBC = packed red blood cells; PLT = platelets; FFP = fresh frozen plasma; Cryo = Cryoprecipitate 24 DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

| 25 FDA Regulatory Path for DrugSorb - ATR and Brilinta ® • Because the primary endpoint of STAR - T was missed, FDA denied our De Novo 510(k) application (approval standard requires that “probable benefit” outweighs “probable risk”) and subsequently upheld that denial in appeal • However, there were three important positive outcomes of the appeal decision: • FDA stated no major issues with safety – key to the benefit - to - risk evaluation for De Novo devices • FDA stated new clinical trial in NOT needed - additional information may support Company’s desired label claim • FDA indicated that a focused review of a new De Novo submission on the remaining open items was possible • During follow - up discussions with FDA, we obtained clarity on the additional information to support “probable benefit: • Additional mechanistic data that will likely be generated from a small experimental study, and • RWE from existing data from the increasing use of the device in the everyday practice in Europe • We will discuss options for the additional mechanistic data with FDA during a pre - sub meeting later this month • We have identified appropriate data sources for the RWE analyses – preliminary results at ESC • Once the additional information is available, we will file the new De Novo application DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

| 26 Potential Second Shot on Goal: DOAC Removal • Tens of millions of patients are on Direct Oral Anticoagulants (DOAC) for atrial fibrillation, VTE, etc. Eliquis ® is the #7 pharmaceutical in the world ($14B global 2025 sales); Xarelto ® ($5B global 2025 sales) are the market leaders • DrugSorb - ATR has received a second FDA Breakthrough Device Designation for the removal of Eliquis ® and Xarelto ® during cardiac surgery • We have previously discussed our intention to pursue an expanded label for DrugSorb - ATR to include removal of DOACs in cardiac surgery following an initial marketing approval • Given delays in the ticagrelor submission, we have now scheduled a separate pre - submission meeting with FDA also later this month to review data currently available for the DOAC indication and determine what, if any, additional information may be required to support a parallel De Novo submission for DOAC removal Eliquis ® and Xarelto ® are trademarks of Bristol - Myers Squibb and Bayer, respectively DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

| 27 Meanwhile, Evidence Base for ATR Continues to Grow • At EuroPCR 2026 (Paris; May 19 - 22) , the world - leading course in interventional cardiovascular medicine, two key presentations were made on antithrombotic removal: • Urgent CABG in ACS: Impact of P2Y12 Choice and Intraoperative Hemoadsorption on Perioperative Bleeding - PSM Analysis of Real - World Data • Intraoperative DOAC Removal During CABG: An Interim Report From the STAR registry • Later this month in Munich at ESC 2026 (Aug 28 - 31) , the world’s largest CV conference, two additional analyses on antithrombotic removal in cardiac surgery will be presented: • Intraoperative ticagrelor removal to reduce bleeding after urgent CABG: Matched comparison of patient level observational data • Intraoperative antithrombotic removal during urgent CABG: Early German experience with a novel hemoadsorption device • These rigorous RWE analyses highlight the increasing adoption of our technology as part of the operative protocols.at leading European heart centers and the bleeding reductions with the use of our device DrugSorb - ATR is an investigational device in th e U.S. and Canada and not yet cleared/approved

DrugSorb-ATR is a Win for All Stakeholders



Patients

- ✓ Minimize delays to definitive surgery
- ✓ Reduce serious bleeding risk, which is associated with longer hospital stays and increased morbidity and mortality

Surgeons

- ✓ No change in workflow, seamless integration into CPB machine
- ✓ Reduce serious perioperative bleeding
- ✓ Protect surgeon's reputation and quality rating
- ✓ Faster disposition of patients, increased throughput of new patients, reduces expensive and time-consuming re-exploratory surgery

Hospital Administrators

- ✓ Reduces hospital resource utilization
- ✓ Avoiding costs of 3 - 5 day washout: ~$18-30K in the ICU, ~$6-10K in a cardiac bed
- ✓ Reduced adverse events protects hospital's CMS STAR rating

(1) Cleveland Clinic 2023 Patient Price Information List

28 |

CytoSorbents™

DrugSorb-ATR is an investigational device in the U.S. and Canada and not yet cleared/approved

Dr. Phillip Chan, MD, PhD Chief Executive Officer Value Driver #4: Unlocking the Strategic Value of HemoDefend - BGA | 29

The Importance of Universal Plasma • Plasma is the life - saving acellular portion of blood that contains coagulation factors, antibodies, etc. that are vital for blood clotting, immunity, and other functions - used widely in trauma and critical care, but is blood - type specific due to the present of anti - A and anti - B blood group antibodies (BGA) • Universal Plasma can be given to anyone regardless of blood type and is generated artificially by removing the anti - A and anti - B antibodies, making it readily available, but the technology is expensive and difficult to scale • The wide availability of Universal Plasma would: • Significantly simplify the logistics of plasma collection and usage at the hospital level • Dramatically lower complexity of plasma administration in mass casualty and emergency situations without blood - typing the patient (e.g., first responders, medics, paramedics, emergency room, mass trauma, rad nuc ) • When coupled with freeze - dried plasma technology, it would enable the “ Holy Grail” of lightweight, portable, non - refrigerated (no cold chain) freeze - dried universal plasma which enables the product to be stockpiled and have broad availability on ambulances, first responder vehicles, medic packs, etc. • In addition, the ability to remove anti - A and anti - B antibodies is important in the multi - billion dollar plasma processing industry (e.g., Grifols, CSL Plasma, Takeda, Baxter, others) who make IVIG, albumin, clotting factors, etc • HemoDefend - BGA can remove anti - A and anti - B antibodies to easily and cost - effectively create Universal Plasma and other blood products | 30 HemoDefend - BGA is an investigational device in the U.S. and not yet cleared/approved

HemoDefend - BGA: Enabling Universal Plasma and Blood Products • Simple, gravity - driven filter that removes anti - A and anti - B blood group antibodies (BGA) to enable universal blood products • Same filter for plasma, platelets, and whole blood • Addresses critical needs in trauma, emergency, military, and civilian transfusion as well as in the plasma processing industry • Developed with $16M+ in non - dilutive DoD/government funding and supported by leading experts and partners • De - risked product concept with path to U.S. FDA and EU clearance and potential additional non - dilutive funding from DoD or government agencies • Scalable platform technology, targeting a multi - billion dollar market opportunity • Exit via acquisition by plasma, trauma, or blood tech leaders • Pre - commercial and non - revenue generating today; Not part of CytoSorbents’ core operating or cash - producing business While strategically important, HemoDefend is not generating revenue, non - core to the business, and not reflected in CytoSorbents’ current valuation | 31

Universal Plasma Ready • Fast — Universal plasma under 15 minutes • Safe — Preserves clotting factors, biocompatible • Simple — No power, no training, closed sterile system • Ready — Shelf life >1 year, scalable manufacturing Universal Plasma in 15 Minutes — No Equipment Needed Collect Plasma Filter with HemoDefend - BGA • Plasma flows by gravity through a small filter • Beads inside remove antibodies • Safe, universal plasma collected in a new bag | 32

HemoDefend - BGA: Unlocking Value Current Status: • HemoDefend - BGA development is completed and has been tested and validated by multiple blood centers and government and industry players. Currently undergoing device validation for human clinical studies • In July 2026, received constructive FDA feedback regarding an anticipated clinical pathway following a pre - IDE submission to FDA, with plans to begin clinical trial testing • In continued discussions with U.S. government agencies regarding potential non - dilutive funding of clinical trials through approval • Universal Fresh Frozen Plasma could greatly simplify blood logistics in hospitals – a multi - billion dollar market • First freeze - dried plasma BLA has been granted, paving the way to the holy grail of “Freeze - dried Universal Plasma” – plasma that can be on any emergency room shelf or first responder vehicle or military vehicle to treat trauma and severe hemorrhage. HemoDefend - BGA is a valuable asset with multiple potential pathways to create shareholder value, including commercial partnerships, licensing opportunities, government funding, and other strategic alternatives | 33

Financial Highlights Peter J. Mariani Chief Financial Officer | 34

Q2 2026 Revenue YoY Change Q2 2026 0% $9.6m Revenue: +16% $4.6m Distributors and Strategic Partners +9% $2.5m Direct Intl - 24% $2.5m Germany • Revenue performance was led by increases in our distributor and strategic partner territories and direct sales outside Germany • Sales decline in Germany attributed to a smaller but more focused sales force . • We are encouraged by improved leadership and sales process of our smaller more focused team and plan to selectively add 3 – 5 sales reps through early 2027 • Changes in foreign currency rates positively impact revenue by approximately 4 % compared to the prior year . | 35

Q2 2026 Performance Strategic workforce and cost reduction program drives improved operating margins YoY Change 2025 2026 +0% $9.6m $9.6m Product revenue Improvement due to manufacturing optimization, improved sourcing, and production efficiencies 71% 73% Gross margin 7% improvement 13% improvement net of $270k Restr Charge $10.4m $9.7m Total operating expenses 27% improvement ($3.6m) ($2.6m) Operating loss $1.9m / $0.03/ sh ($4.4m) / ( $0.07/ sh ) Net income (loss) 22% improvement ($3.7m) / ($0.06/ sh ) ($2.9m) / ($0.05/ sh ) Adjusted net loss 38% improvement ($2.6m) ($1.6m) Adjusted EBITDA loss | 36

• $5.9 million in cash, cash equivalents and restricted cash at Q2 compared to $6.3 million at Q1 • Net operating cash burn of $0.4 million in Q2 inclusive of $0.2 million of restructuring - related payments in the quarter • 23% reduction in headcount since September of 2025 • Continue to expect cash flow break even in the 2H of 2026 Driving to Operating Cash Flow Breakeven in 2H 2026 * Negative Free Cash Flow = Net cash used in operating activities plus net cash used in investing activities ($7,000) ($6,000) ($5,000) ($4,000) ($3,000) ($2,000) ($1,000) $0 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Amount ($ thousands) Negative Free Cash Flow by Quarter (Q2 2023 - Q2 2026) Driving improved cash burn through efficiencies and cost reductions | 37

Closing Remarks Phillip Chan, MD, PhD Chief Executive Officer | 38

Four Independent Value Drivers. One Uncommon Value Operating Cash Flow Breakeven Return to Core CytoSorb Sales Growth Opening U.S. Market with DrugSorb - ATR Unlocking Value of HemoDefend BGA | 39

Company Contacts: Dr. Phillip Chan - CEO pchan@cytosorbents.com Peter Mariani – CFO pmariani@cytosorbents.com Q&A Session NASDAQ: CTSO 40

Appendix Reconciliation of non - GAAP Financial Measures | 41

Reconciliation of Non - GAAP Financial Measures | 42